Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of 5C Lending Partners Corp. (the “Company”), for the annual period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Thomas Connolly and Michael Koester, Co-Principal Executive Officers and Jason Roos, Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 5, 2026	By:	/s/ Thomas Connolly
Thomas Connolly
Co-Principal Executive Officer

/s/ Michael Koester
Michael Koester
Co-Principal Executive Officer

/s/ Jason Roos
Jason Roos
Chief Financial Officer